                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                           -----------------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

                           -----------------------

              Date of Report (Date of earliest event reported):
                               February 27, 1998

                               USX Corporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

        Delaware                     1-5153                   25-0996816
     ---------------              ------------           -------------------
     (State or other              (Commission               (IRS Employer
     jurisdiction of              File Number)           Identification No.)
      incorporation)

    600 Grant Street, Pittsburgh, PA                          15219-4776
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(Address of principal executive offices)                      (Zip Code)

                                (412) 433-1121
                        -------------------------------

                        (Registrant's telephone number,
                             including area code)
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Item 5.     Other Events.
            ------------

      The audited Financial Statements and Supplementary Data for USX Corporation for the fiscal year ended December 31, 1997, together with the related Management's Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures about Market Risk, reports of the independent accountants and Financial Data Schedule are filed herewith to be available prior to filing of USX Corporation's 1997 Form 10-K.

Item 7.     Financial Statements and Exhibits.
            ----------------------------------

      (c)   Exhibits.
            ---------

            12.1  Computation of Ratio of Earnings to Combined
                   Fixed Charges and Preferred Stock Dividends

            12.2  Computation of Ratio of Earnings to Fixed Charges

            23.   Consent of Price Waterhouse LLP

            27.   Financial Data Schedule

            99.1  USX Consolidated

            99.2  Marathon Group

            99.3  U. S. Steel Group

                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USX CORPORATION


By   /s/  Kenneth L. Matheny
     -----------------------
     Kenneth L. Matheny
     Vice President & Comptroller

Dated: February 27, 1998